SUMMARY PROSPECTUS FOR NEW INVESTORS
Dated: June 24, 2026

Symetra Trek DestinationsSM
Individual Single Premium Deferred Index-Linked Annuity Contract

Issued By:

SYMETRA LIFE INSURANCE COMPANY

This Summary Prospectus summarizes key features of Symetra Trek DestinationsSM, an individual single premium deferred index-linked annuity contract (the “Contract”). Before you invest, you should also review the statutory prospectus for the Contract, which contains more information about the Contract’s features, benefits, and risks. You can find this document and other information about the Contract online at www.symetra.com/RILAresources. You can also obtain this information at no cost by calling 1-800-796-3872, extension 22136 or by sending an email request to regulatoryreports@symetra.com.

You may cancel your Contract within 10 days of receiving it without paying fees or penalties by returning it to us or to your registered representative. In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of the amount you paid with your application, less any withdrawals. You should review this prospectus, and consult with your investment professional, for additional information about the specific cancellation terms that apply.
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including registered index-linked annuity contracts, has been prepared by the Securities and Exchange Commission’s staff and is available at www.Investor.gov.

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT	A-1
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Defined Terms

DEFINED TERMS

We have used simple, clear language as much as possible in this prospectus. However, by the very nature of the Contracts certain technical words or terms are unavoidable. We have identified the following as some of these words or terms.

Accumulation Phase	The period beginning on the Contract Date and ending on the Annuity Date.
Adjusted Index Return	The net change percentage in the Index Value of an Index from the start of an Interest Term to the end of the Interest Term, after any applicable adjustment for the Cap, Participation Rate, the Trigger Rate or Dual Trigger Rate, as applicable, and either the Buffer or Buffer Plus Rate.
Allocation Date	The date when the Purchase Payment is allocated to the Fixed Account and/or one or more of the Indexed Accounts for the initial Interest Term. The Allocation Date will be the next 7th, 14th, 21st or 28th calendar day of a month, whichever occurs first, following a seven calendar day waiting period after the Contract Date. If this date is not a Business Day, the allocation will occur on the next Business Day.
Annuity Date	The date the Income Phase begins.
Base Value	For each Indexed Account in which you invest, your Base Value is an amount used to calculate (i) your Indexed Account Value on the first Business Day of the Interest Term; (ii) your Interim Value on each other Business Day of the Interest Term (except the last Business Day); and (iii) your Indexed Interest on the last Business Day of the Interest Term. Your Base Value is not a cash value under the Contract.
Beneficiary	The person or entity designated by the Owner to receive any Contract benefits upon the Owner’s death.
Buffer	An element of a type of Crediting Method. The Buffer represents the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Interest Term. It provides limited protection against negative Indexed Interest. The Buffer does not protect you from an Indexed Account Charge.
Buffer Plus Rate	An element of a type of Crediting Method. The Buffer Plus Rate represents the percentage added to the Index Return to offset any negative Index Return, including potentially providing a positive Adjusted Index Return when the Index Return is negative for a given Interest Term. It also represents the minimum positive Adjusted Index Return if the Index Return is positive or zero. It provides limited protection against negative Indexed Interest.
Business Day	Any day that the New York Stock Exchange (“NYSE”) is open for regular trading. A Business Day ends at the same time that regular trading on the NYSE closes (typically 4:00 PM Eastern Time).
Cap	An element of a type of Crediting Method. The Cap represents the maximum Adjusted Index Return that can be credited under an Indexed Account for an Interest Term. It limits the potential positive Indexed Interest that may be credited during an Interest Term. For any Indexed Account with both a Cap and a Participation Rate, the Adjusted Index Return will be limited by the Cap.
Cash Surrender Value	The amount that you will receive if you surrender your Contract (i.e., take a full withdrawal) during the Accumulation Phase. The Cash Surrender Value equals your Contract Value minus any surrender charge, plus or minus any MVA, and minus any applicable taxes payable by us and not previously deducted.
Contract	Symetra Trek® Destinations Contract, which is a single premium deferred index-linked annuity contract between Symetra Life and you, as the Owner.
Contract Date	The first Business Day that the Contract is in force and the date from which we measure the Contract anniversaries and Contract Years.
Contract Value	The total amount attributable to your Contract during the Accumulation Phase at any given time. Prior to the Allocation Date, your Contract Value is the amount attributable to your Contract held in the Fixed Holding Account. After the Allocation Date, your Contract Value is the sum of your Indexed Account Values and your Fixed Account Value at any given time. Your Contract Value may not necessarily equal your Cash Surrender Value.
Contract Year	The 12-month period starting on the Contract Date and each anniversary of your Contract Date while the Contract remains in force.

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Crediting Method	The Crediting Methods are used to calculate the Indexed Interest for an Indexed Account. The Crediting Methods are also taken into account when calculating Interim Values.
Dual Trigger Rate	An element of a type of Crediting Method. The rate of Indexed Interest that is credited under an Indexed Account at the end of an Interest Term if the Index Return is positive, zero, or negative within the Buffer. If the Index Return exceeds the Dual Trigger Rate percentage, your Adjusted Index Return will equal the lower Dual Trigger Rate percentage. The Dual Trigger Rate limits the potential positive Indexed Interest that may be credited for a given Interest Term.

Fixed Account	The investment option under the Contract that provides for guaranteed interest, and is subject to a guaranteed minimum interest rate. The Fixed Account is part of the General Account.
Fixed Account Value	The amount of your Contract Value allocated to the Fixed Account at any given time.
Fixed Holding Account	The account in which your Purchase Payment is held until the Allocation Date. The Fixed Holding Account provides for guaranteed interest, subject to a guaranteed minimum interest rate. The Fixed Holding Account is part of the General Account.
Free Withdrawal Amount	The amount of Contract Value available as a withdrawal each Contract Year that will not incur a surrender charge or Market Value Adjustment.
General Account	The account that holds all of Symetra Life’s assets, including all assets held in the Fixed Holding Account, the Fixed Account, and the separate account that holds assets to support our obligations under the Indexed Accounts.
Home Office	Our address where communications must be sent.
Income Phase	The period beginning on the Annuity Date during which we make annuity payments to the Payee(s).
Index	The market index used to determine the Index Return for an Indexed Account. Each Index is comprised of or defined by certain securities or by a combination of certain securities and other instruments.
Index Return	The net change percentage in the Index Value of an Index from the start of an Interest Term to the end of the Interest Term, before any applicable adjustment for the Cap, Participation Rate, Trigger Rate and Dual Trigger Rate, as applicable, and either the Buffer or Buffer Plus Rate.
Index Value	The closing value of the Index on any Business Day. If an Index Value is not published for a Business Day, we will use the closing Index Value from the next Business Day.
Indexed Account Charge	For certain Indexed Accounts, the Indexed Account Charge, is an amount deducted from the Indexed Account Value. The amount of the charge is 1% for 1-year Interest Terms and 6% for 6-year Interest Terms. The Indexed Account Charge is calculated at the beginning of each Interest Term and generally deducted from the Indexed Account on the last day of the Interest Term after Indexed Interest, if any, is credited.

Indexed Account Value	During an Interest Term, you have an Indexed Account Value for each Indexed Account in which you invest. On the first Business Day of an Interest Term, your Indexed Account Value equals your Base Value. Except when the Return Lock has been exercised during the Interest Term, on each other Business Day (except the last Business Day), your Indexed Account Value equals your Interim Value minus any Indexed Account Charge. On the last Business Day, your Indexed Account Value equals your Base Value multiplied by the sum of 1 plus the Adjusted Index Return minus any Indexed Account Charge.

Indexed Accounts	The investment options under the Contract that provide for credited interest (either positive, negative, or equal to zero) based on the performance of a particular Index and the applicable Crediting Method. Each Indexed Account also includes the Return Lock feature.

Indexed Interest	The dollar amount of interest credited under an Indexed Account at the end of an Interest Term. Indexed Interest can be positive, negative or equal to zero.
Interest Term	The investment period over which performance of an Index is measured to determine Indexed Interest, or, for the Fixed Account, the period over which interest is credited at a specified declared rate. For Indexed Accounts, depending on the Crediting Method selected and age of your Contract, we offer 1-year, 2-year, 3-year, 4-year, 5-year and 6-year Interest Terms. Your Contract Value may be allocated among the Fixed Account and/or one or more Indexed Accounts. You may not transfer your Contract Value out of an Indexed Account or the Fixed Account until the end of its Interest Term.

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Interest Term Year	The initial Interest Term Year is the 12-month period beginning on the Allocation Date and ending on the 7th, 14th, 21st or 28th calendar day of the month that is closest to the anniversary of your Allocation Date. Subsequent Interest Term Years are consecutive and will also begin and end on the 7th, 14th, 21st or 28th calendar day of the month that is closest to an anniversary of your Allocation Date.
Interim Value	The Interim Value represents the daily value of the underlying hypothetical instruments of your Indexed Account. This value is used in calculating your Indexed Account Value on any Business Day during an Interest Term except for the first and last Business Days of the Interest Term.
Market Value Adjustment (MVA)
A positive or negative adjustment to any aggregate withdrawal that exceeds the Free Withdrawal Amount to reflect the relative change in interest rates between the Contract Date and the date of the withdrawal.

Market Value Adjustment Term (MVA Term)	A 6-year period during which a market value adjustment may apply to withdrawals that exceed the Free Withdrawal Amount. The MVA Term begins on the Contract Date and lasts for 6 Contract Years.
Owner	The person(s) or legal entity entitled to exercise all rights and privileges under the Contract. Any reference to Owner in this prospectus includes any joint Owner. References to “you” in this prospectus refer to the Owner or a prospective Owner.
Participation Rate	An element of a type of Crediting Method. The Participation Rate represents a percentage that can be applied to the Index Return for a given Interest Term. For any Indexed Account with both a Cap and Participation Rate, the Adjusted Index Return will be limited by the Cap.
Payee	The person(s) or entity (or entities) designated by you to receive annuity payments during the Income Phase. You are the Payee unless you designate another person or entity as the Payee.
Purchase Payment	The single premium paid to us under the Contract, less any applicable taxes due at the time the payment is made.
Return Lock	A feature under the Contract for each Indexed Account. You may exercise the Return Lock for all or a partial amount of your Indexed Account Value. If you exercise the Return Lock feature during an Interest Term, the portion of your Indexed Account Value subject to the Return Lock will no longer participate in the Index’s performance, whether positive or negative, for the remainder of the Interest Term. However, the portion of your Indexed Account Value subject to the Return Lock will be credited with a fixed rate of interest equal to the Return Lock Rate from the day following your exercise of the Return Lock until the end of the Interest Term Year when it can be reallocated to a different Indexed Account. If you choose not to reallocate at the end of the Interest Term Year, your locked in portion will continue to earn interest at the Return Lock Rate for the following Interest Term Year. You do not receive Indexed Interest at the end of the Interest Term on any amount subject to the exercise of the Return Lock feature.
Return Lock Date	The Business Day on which we process your request to exercise the Return Lock.
Return Lock Rate
A guaranteed fixed rate of return, subject to a guaranteed minimum interest rate, applied to any portion of your Indexed Account Value subject to a Return Lock. The initial Return Lock Rate is declared on the Contract Date and guaranteed during the Surrender Charge Period. Once the Surrender Charge Period is over, we can adjust the Return Lock Rate. Adjusted Return Lock Rates will apply for at least 12 months, when the Return Lock Rate can be adjusted again.

Surrender Charge Period
A 6-year period during which a surrender charge may apply on withdrawals in excess of your Free Withdrawal Amount. The Surrender Charge Period begins on the Contract Date and lasts for 6 Contract Years.

Symetra Life (or the “Company,” “we,” “us,” or “our”)	Symetra Life Insurance Company.
Transfer Notice Deadline	For the Fixed Account, two Business Days prior to the end of the Interest Term. For an Indexed Account, two Business Days prior to the end of the Interest Term if the Return Lock feature has not been exercised for that Indexed Account. If the Return Lock feature has been exercised for that Indexed Account, during that Interest Term, two Business Days prior to the end of any Interest Term Year.
Trigger Rate	An element of a type of Crediting Method. If at the end of the Interest Term the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate. If the Index Return exceeds the Trigger Rate percentage, your Adjusted Index Return will equal the lower Trigger Rate percentage. The Trigger Rate limits the potential positive Indexed Interest that may be credited for a given Interest Term.

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OVERVIEW OF THE CONTRACT

PURPOSE
The Contract is designed to help you invest on a tax-deferred basis and meet long-term financial goals, such as retirement funding. During the Accumulation Phase, you may access your money under the Contract by taking withdrawals of your Contract Value. During the Income Phase, we pay guaranteed income in the form of annuity payments. The Contract also has a death benefit that may become payable during the Accumulation Phase. All payments under the Contract are subject to the terms and conditions described in this prospectus.

The Contract is appropriate for you if you have a long investment time-horizon and are interested in potential tax-deferred growth. You should not buy the Contract if you are looking for a short-term investment, if you plan on taking withdrawals before the end of the Surrender Charge Period, or if you anticipate taking significant withdrawals from your Indexed Account Values. See the section titled “Principal Risks of Investing in the Contract” in the statutory prospectus.

ACCUMULATION PHASE
During the Accumulation Phase, you may allocate your Purchase Payment to one or more of the Indexed Accounts that are available under the Contract and the Fixed Account. Each Indexed Account is tied to an Index and has an applicable Crediting Method. Each Crediting Method permits positive interest to be credited, subject to a limit (the upside potential feature), and provides limited protection against negative interest (the downside protection feature). At the end of an Interest Term, we will credit Indexed Interest, which may be positive, negative, or zero, to amounts allocated to an Indexed Account based, in part, on the performance of a particular Index. Depending upon market conditions, you can gain or lose Contract Value in any of the Indexed Accounts. Your Contract Value in the Indexed Accounts will increase or decrease as a result of the investment performance of the Index and other market factors. You could lose a significant amount of money if the Index declines in value.

Depending on the Indexed Account selected and the age of your Contract, we offer 1-year, 2-year, 3-year, 4-year, 5-year and 6-year Interest Terms.

You may also choose to invest all or a portion of your Contract Value for one or more Interest Terms in the Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at a fixed rate for the duration of an Interest Term.

Additional information about each of the investment options available under the Contract is provided in Appendix: Investment Options Available Under the Contract.

CREDITING METHODS
To determine the Indexed Interest credited to an Indexed Account at the end of an Interest Term, we calculate the Adjusted Index Return for that Indexed Account, which is the rate of interest that will be credited to your Indexed Account Value. We calculate the Adjusted Index Return by applying the applicable Crediting Method. We offer the following Crediting Methods.

•Point to Point with Buffer, Cap, and Participation Rate
•Point to Point with Buffer and Trigger Rate
•Point to Point with Buffer and Dual Trigger Rate
•Point to Point with Buffer Plus Rate, Cap and Participation Rate

Each Crediting Method measures the Index Return, which is the net performance of the applicable Index between the beginning and end of an Interest Term (i.e., “Point to Point”). We calculate the Adjusted Index Return by adjusting the rate of the Index Return for the applicable Cap, Participation Rate, Trigger Rate, Dual Trigger Rate, Buffer and/or Buffer Plus Rate.

We limit the positive Index Return used in calculating the Indexed Interest credited to an Indexed Account at the end of each Interest Term using the applicable Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate.

Cap. The Cap represents the maximum positive Adjusted Index Return for a given Interest Term. For example, if you are allocated to an Indexed Account with a Cap of 8% and, at the end of an Interest Term, the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 8%. In this example, the Cap limited your potential gain. We set the Caps at our discretion; however, they will never be less than 2% during the Surrender Charge Period or 1% thereafter.

Participation Rate. The Participation Rate represents a percentage of the Index Return for an Interest Term. How the Participation Rate is applied will depend on the Crediting Method used. For Crediting Methods except the Buffer Plus Rate, the Participation Rate is applied to any positive Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Participation Rate of 100% and, at the end of an Interest Term, the Index Return is 15%, we would multiply the Index Return of 15% by 100%. As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return of 15% (100% of the Index Return) at the end of the Interest Term, meaning your Indexed Account Value will increase by 15%.

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When the Crediting Method has a Cap and a Participation Rate, the Adjusted Index Return will equal the Index Return multiplied by the Participation Rate, limited by the Cap. In the above example, with a Cap of 10%, we would credit Indexed Interest at the Adjusted Index Return of 10% (the Index Return (15%) multiplied by the Participation Rate (100%), up to the Cap) at the end of the Interest Term, meaning your Indexed Account Value will increase by 10%.

When the Crediting Method has a Buffer Plus Rate, the Participation Rate is multiplied by the positive Index Return in excess of the Buffer Plus Rate, and then that result is added to the Buffer Plus Rate to determine the Adjusted Index Return. For example, if you are allocated to an Indexed Account with no Cap, a Crediting Method that uses a Buffer Plus Rate of 20%, and a Participation Rate of 110% and, at the end of the Interest Term, the Index Return is 30%, we would calculate your Adjusted Index Return as follows: we would determine the amount of Index Return in excess of the Buffer Plus Rate (30% - 20%) to get 10%. We then multiply the result by the Participation Rate of 110% to get 11% (110% x 10%) and then add this result to the Buffer Plus Rate (11% + 20%). As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return equal to 31%, meaning your Indexed Account Value will increase by 31%. We set the Participation Rates at our discretion; however, they will never be less than 100%.

Trigger Rate. The Trigger Rate determines the Adjusted Index Return whenever the Index Return is 0% or greater, and applies regardless of how high the Index Return may be for the Interest Term. For example, if you are allocated to an Indexed Account with a Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 10%, the Adjusted Index Return would equal the Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. In this example, the Trigger Rate resulted in an Adjusted Index Return lower than the Index Return. However, if the Index Return is less than the Trigger Rate percentage, your Adjusted Index Return will equal the higher Trigger Rate percentage. For example, if you are allocated to an Indexed Account with a Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 2%, the Adjusted Index Return would equal the Trigger Rate of 5%. In this example, the Trigger Rate resulted in an Adjusted Index Return higher than the Index Return. We set the Trigger Rates at our discretion; however, they will never be less than 1%.

Dual Trigger Rate. The Dual Trigger Rate determines the Adjusted Index Return whenever the Index Return is positive, zero or negative within the Buffer, and applies regardless of how high the positive Index Return may be. For example, if you are allocated to an Indexed Account with a Dual Trigger Rate of 5% and, at the end of an Interest Term, the Index Return is 10%, the Adjusted Index Return would equal the Dual Trigger Rate of 5% at the end of the Interest Term, meaning your Indexed Account Value will increase by 5%. In this example, the Dual Trigger Rate resulted in an Adjusted Index Return lower than the Index Return. However, if the Index Return is less than the Dual Trigger Rate percentage or negative within the Buffer, your Adjusted Index Return will equal the higher Dual Trigger Rate percentage. For example, assume you are allocated to an Indexed Account with a Dual Trigger Rate of 5% and a 10% Buffer, and, at the end of an Interest Term, the Index Return is -5% (negative within the 10% Buffer), the Adjusted Index Return would equal the Dual Trigger Rate of 5%, at the end of the Interest Term. In this example, the Dual Trigger Rate resulted in an Adjusted Index Return higher than the Index Return. As a result, you would be protected from the negative Index Return. We set the Dual Trigger Rates at our discretion; however, they will never be less than 1%.

We also limit the negative Index Return used in calculating the Indexed Interest credited to an Indexed Account at the end of each Interest Term using the applicable Buffer, or Buffer Plus Rate.

Buffer. The Buffer represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. In other words, the Buffer is the maximum negative Index Return that will not result in a negative Adjusted Index Return for a given Indexed Account. If the negative Index Return exceeds the Buffer, you are credited with the portion of the negative Index Return that exceeds the Buffer. The Buffer provides protection from a negative Index Return of up to 1%, 10%, 15%, 20%, 30% or 100% depending on the Indexed Account selected. For example, if the Index Return is -15% and the Buffer is 10%, the negative Index Return exceeds the Buffer and we would credit Indexed Interest at an Adjusted Index Return of -5% (the portion of negative Index Return that exceeds the Buffer) at the end of the Interest Term. This means that your Indexed Account Value will decrease by 5%. In this example, the Buffer provided downside protection because it limited your loss from -15% to -5%, but it did not provide complete downside protection. Using the same example but with a Buffer of 20%, the negative Index Return does not exceed the Buffer and we would credit Indexed Interest at an Adjusted Index Return of 0%, meaning that your Indexed Account Value would not change due to negative Index performance. In this example, the Buffer provided complete downside protection by preventing you from receiving negative Indexed Interest. The Buffer for each applicable Indexed Account will not change for the life of your Contract. It is possible that we will change the Buffer for Contracts issued in the future, and that future Contracts may have different Buffers for different Indexed Accounts.

Buffer Plus Rate. How the Buffer Plus Rate is applied will depend on the Crediting Method and the Index Return.

•When the Index Return is negative, the Buffer Plus Rate represents the percentage added to the Index Return to offset any negative Index Return, and determines the Adjusted Index Return.

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•When the Index Return is zero or positive and below the Buffer Plus Rate, the Adjusted Index Return is equal to the Buffer Plus Rate.
•When the positive Index Return is higher than the Buffer Plus Rate, any positive Index Return in excess of the Buffer Plus Rate is multiplied by the Participation Rate, and then that result is added to the Buffer Plus Rate (subject to the Cap, if applicable) to determine the Adjusted Index Return.

The Buffer Plus Rate may potentially provide a positive Adjusted Index Return when the Index Return is negative for a given Interest Term. It also represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest, and the minimum positive Indexed Interest credit you can expect if the Index Return is positive or zero. The Buffer Plus Rate is either 10%, 20%, or 30% depending on the Indexed Account selected. For example, if the Index Return is -5% (negative Index Return), the Buffer Plus Rate is 20%, and the Cap is 35%, the Adjusted Index Return would equal the Index Return of -5% plus the Buffer Plus Rate of 20% resulting in an Adjusted Index Return of 15% at the end of the Interest Term, meaning your Indexed Account Value will increase by 15%. As a result, the 20% Buffer Plus Rate provided complete downside protection by preventing you from receiving negative Indexed Interest and instead resulted in you receiving positive Indexed Interest. If the Index Return is 10% (positive below the Buffer Plus Rate), the Adjusted Index Return would equal the Buffer Plus Rate of 20% at the end of the Interest Term, meaning your Indexed Account Value will increase by 20%. If the Index Return is 50% (positive above the Buffer Plus Rate), the Participation Rate is 100%, and the Cap is 30%, the Adjusted Index Return would equal the Cap of 30% at the end of the Interest Term, meaning your Indexed Account Value will increase by 30%. See “Participation Rate” above for an example demonstrating a scenario where the Index Return is positive and exceeds the Buffer Plus Rate, and no Cap applies. The Buffer Plus Rate will apply to each respective Point to Point Indexed Account with Buffer Plus Rate and will not change for the life of your Contract. It is possible that we will change the Buffer Plus Rate for Contracts issued in the future, and that future Contracts may have different Buffer Plus Rates for different Indexed Accounts.

The Buffer and Buffer Plus Rate percentage does not protect you from the Indexed Account Charge, even when your negative Adjusted Index Return is less than or equal to the Buffer and Buffer Plus Rate percentage.

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

INCOME PHASE (ANNUITY PAYMENTS)
You can elect to annuitize your Contract and receive a fixed stream of Income Payments (sometimes called annuity payments) beginning on the Annuity Date. As of the Annuity Date, the only payments that we will make under the Contract are annuity payments (or a lump sum payment). It will not be possible to take withdrawals and all contract benefits, including the death benefit, will terminate. Once your Contract enters the Income Phase, you cannot switch back to the Accumulation Phase.

You may select from four annuity options under the Contract. The available annuity options are:

•Life Annuity;
•Life Annuity with Guaranteed Period;
•Joint and Survivor Life Annuity; or
•Joint and Survivor Life Annuity with Guaranteed Period.

All annuity payments will be made on a fixed basis. The annuity options are discussed in more detail in the section titled “Annuity Payments” in the statutory prospectus.

CONTRACT FEATURES
Investment Options. You may allocate your Purchase Payment and transfer Contract Value at the end of an Interest Term to any Indexed Account and Fixed Account we make available. Each Indexed Account is tied to a market index and has an applicable Crediting Method. Each Crediting Method permits positive interest to be credited, subject to a limit, and provides limited protection against negative interest. At the end of an Interest Term, we will credit to your Contract Indexed Interest, which may be positive, negative, or equal to zero, based on the Index performance and Crediting Method of the Indexed Account you invest in.

You may also choose to invest all or a portion of your Contract Value for one or more Interest Terms in the Fixed Account. Amounts allocated to the Fixed Account earn compounded interest at an annual fixed rate for the duration of an Interest Term, subject to a guaranteed minimum rate of 1%. The effective annual interest rate represents the rate of daily compounded interest over a 12-month period.

Transfers. During the Accumulation Phase and at the end of each Interest Term, you can transfer Contract Value among the Indexed Accounts, and between the Indexed Accounts and the Fixed Account, free of charge. Transfers are not permitted at any other time unless you exercise the Return Lock feature. If the Return Lock feature is exercised, you may make a transfer at the end of any Interest Term Year following the exercise of the Return Lock feature. See the section titled “Transfers” in the statutory prospectus for additional information.

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Withdrawals. You may take withdrawals from your Contract at any time during the Accumulation Phase. If you take a partial withdrawal or surrender your Contract (i.e., a full withdrawal), your withdrawal may be subject to a surrender charge, MVA, taxes, and a 10% additional federal tax if taken before age 59½. In addition, withdrawals from an Indexed Account prior to the end of an Interest Term, will be based on the Interim Value of the Indexed Account, and will cause a proportional reduction (which may be significant) to your Base Value. A proportional reduction could be larger than the dollar amount of your withdrawal. If you plan on taking withdrawals, this Contract may not be appropriate for you. You should speak with a financial professional about how taking withdrawals, especially repetitive withdrawals, can negatively impact your investment in the Contract. See the section titled “Access to your Money During the Accumulation Phase” in the statutory prospectus for additional information.

Repetitive Withdrawals. Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or a fixed percentage of Contract Value on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each repetitive withdrawal is $500. You may request repetitive withdrawals by completing the appropriate form and sending it to our Home Office. Withdrawals from the Indexed Accounts during an Interest Term will be based on the Interim Value of the Indexed Account and all withdrawals from the Contract may be subject to surrender charges, MVAs, taxes and tax penalties.

See the section titled “Access to your Money During the Accumulation Phase” in the statutory prospectus for additional information on withdrawals.

Free Withdrawal Amount. After the Allocation Date and before the end of the sixth Contract Year, you may take withdrawals up to the Free Withdrawal Amount without the imposition of surrender charges or MVAs. Any aggregate withdrawals in excess of your Free Withdrawal Amount may be subject to surrender charges and MVAs. After the sixth Contract Year, no surrender charge or MVA applies under the Contract.

Death Benefit. If you die during the Accumulation Phase, your Contract provides for a death benefit equal to the greater of:

(a)Your Contract Value; or
(b)Your Purchase Payment, reduced proportionately by the percentage reduction in the Indexed Account Values and the Fixed Account Value for each partial withdrawal.
The death benefit is not payable during the Income Phase and will terminate without value as of the Annuity Date. The death benefit is discussed in more detail in the section titled "Benefits Available Under the Contract” in the statutory prospectus.

Return Lock. For no additional cost, the Contract includes a “Return Lock” feature for each Indexed Account. You may choose to exercise the Return Lock for the full or partial amount of the Indexed Account Value. If you decide to exercise the Return Lock feature during an Interest Term, the portion of your Indexed Account Value subject to the Return Lock will no longer participate in the Index’s performance, whether positive or negative, for the remainder of the Interest Term. You do not receive Indexed Interest at the end of an Interest Term on any amount subject to the exercise of the Return Lock feature, however, the portion of your Indexed Account Value subject to the Return Lock will be credited with interest at the Return Lock Rate from the Business Day following your exercise of the Return Lock until the end of the Interest Term Year when it can be reallocated to a different Indexed Account. If you choose not to reallocate at the end of the Interest Term Year, your locked in portion will continue to earn interest at the Return Lock Rate for the following Interest Term Year. See the section titled “Return Lock” in the statutory prospectus.

Interim Value Calculation. You could lose a significant amount of money due to the Interim Value calculation if amounts are removed from an Indexed Account prior to the end of an Interest Term. Surrenders, partial withdrawals (including repetitive withdrawals), death benefit payments, and annuitization from the Indexed Accounts prior to the end of an Interest Term will be based on the Interim Values of the Indexed Accounts.

Market Value Adjustment. Any aggregate withdrawal beyond the Free Withdrawal Amount may be subject to a Market Value Adjustment (“MVA”) during the MVA Term, in addition to any surrender charges, taxes and tax penalties. The MVA reflects changes in interest rates from the Contract Date to the date of the withdrawal. An MVA can be a positive, negative or zero adjustment to the withdrawal amount and protects us from risks related to the value of the fixed investment instruments supporting the Contract guarantees if amounts are withdrawn prematurely. The MVA will increase or decrease the amount you receive as a withdrawal. Certain transactions are not subject to an MVA. For more information, see the section titled “Market Value Adjustment”.

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IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

FEES, EXPENSES AND ADJUSTMENTS
Are there Charges or Adjustments for Early Withdrawals?
Yes. If you take a withdrawal during the first 6 Contract Years, you may be assessed a surrender charge of up to 8% of the amount withdrawn. For example, if you invest $100,000 in the Contract and make an early withdrawal, you could pay a surrender charge of up to $8,000. This loss will be greater if there is a negative Interim Value calculation, a negative MVA, taxes, or tax penalties.

If all or a portion of the Contract Value is removed from an Indexed Account or from the Contract prior to the end of an Interest Term, we will apply an Interim Value calculation to the Indexed Account Value which may be negative. Surrenders, partial withdrawals (including repetitive withdrawals), death benefit payments, and annuitization from the Indexed Accounts prior to the end of an Interest Term will be based on the Interim Values of the Indexed Accounts. In extreme situations, you could lose up to 100% of your investment due to the Interim Value calculation. For example, if you allocate $100,000 to an Indexed Account with a 2-year Interest Term, and later withdraw the entire amount before the 2-years have ended, you could lose up to $100,000 of your investment. This loss will be greater if the amount withdrawn is also subject to a surrender charge, a negative MVA, taxes, or tax penalties.

If you take a withdrawal during the MVA Term, we may apply an MVA to the amount withdrawn, which may be negative. Any aggregate withdrawals from the Contract in an Interest Term Year that exceed the Free Withdrawal Amount (including surrenders and partial withdrawals) may be subject to an MVA. which may be negative. In extreme situations, a negative MVA could result in a loss as high as 100% of the amount withdrawn in excess of the Free Withdrawal Amount. This loss will be greater if there is a surrender charge, a negative Interim Value calculation, taxes, or tax penalties.

For more information, see “Charges and Adjustments” in the statutory prospectus.
Are there Transaction Charges?	No.
Are there Ongoing Fees and Expenses (annual charges)?
Yes. The table below describes the fees and expenses that you may pay each year, depending on the investment options and optional benefits you choose. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

There is an implicit ongoing fee on Indexed Accounts to the extent that your participation in Index gains is limited by us through the use of the Cap, Participation Rate, Trigger Rate, or Dual Trigger Rate. This means that your returns may be lower than the Index’s returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses. This implicit ongoing fee is not reflected in the tables below.

Annual Fee	Minimum	Maximum
Optional benefits available for an additional charge (for a single Indexed Account Interest Term, if elected)(1)	1%	6%
(1) Referred to as the “Indexed Account Charge” for certain Indexed Accounts. The Indexed Account Charge is 1% per year of the Interest Term and is deducted from the Indexed Account Value at the end of each Interest Term. The Indexed Account Charge is 1% for 1-year Interest Terms and 6% for 6-year Interest Terms. If you make a full withdrawal or exercise a full Return Lock, the amount of the charge for the full Interest Term is deducted at the time of the withdrawal or Return Lock. If you make a partial withdrawal or exercise a partial Return Lock, the amount of the Indexed Account Charge is adjusted proportionally by the percentage that the partial withdrawal or partial Return Lock reduced the Indexed Account Value. The partial Indexed Account Charge is then deducted from the partial withdrawal amount or deducted from the Indexed Account Value locked in for a partial Return Lock. The remaining Indexed Account Charge is deducted from the Indexed Account on the last day of the Interest Term after Indexed Interest, if any, is credited.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges, negative MVAs, and negative Interim Value calculations that substantially increase costs.

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Lowest Annual Cost: $0	Highest Annual Cost: $910.85
Assumes the following:

•Investment of $100,000 in an Indexed Account
•5% annual appreciation
•No Indexed Account Charge
•No optional benefits
•No sales charges
•No additional transfers or withdrawals
•0% loss due to the Interim Value calculation

Assumes the following:

•Investment of $100,000 in an Indexed Account
•5% annual appreciation
•Indexed Account Charge
•No sales charges
•No additional transfers or withdrawals
•0% loss due to the Interim Value calculation

For more information, see “Charges and Adjustments,” “Investment Options,” and “Additional Information on the Indexed Accounts” in the statutory prospectus.

Is there a Risk of Loss from Poor Performance?
Yes. You can lose money by investing in the Contract.

The following chart shows the maximum percentage of your investment you could lose due to negative Index performance after taking into account the current limits on Index loss provided under the Contract.

Crediting Method	Maximum Potential Loss % for Negative Performance
1% Buffer	99%
10% Buffer	90%
15% Buffer	85%
20% Buffer	80%
30% Buffer	70%
100% Buffer	0%
10% Buffer Plus Rate	90%
20% Buffer Plus Rate	80%
30% Buffer Plus Rate	70%

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

In addition, withdrawals taken during the Surrender Charge Period may be subject to a negative MVA, which could result in loss.

For more information, see “Principal Risks of Investing in the Contract,” “Investment Options,” and “Additional Information on the Indexed Accounts” in the statutory prospectus.

RISKS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate if you need ready access to cash. The benefits of tax deferral and living benefit protections also mean the Contract is more beneficial to investors with a long-time horizon. Tax penalties may apply to withdrawals taken before age 59 ½. Withdrawals from the Contract may be subject to a surrender charges, MVAs, taxes, and tax penalties. Amounts removed from an Indexed Account before the end of the Interest Term may also result in a negative Interim Value calculation and loss of positive performance. If you take a withdrawal prior to the end of an Interest Term, the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term as well as reduce the amount of Death Benefit available to your Beneficiaries.

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At the end of each Interest Term or if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year, you may elect to transfer your Contract Value between the Fixed Account and any Indexed Account(s) and between Indexed Account(s) and begin a new Interest Term. If we do not receive a transfer request from you by the Transfer Notice Deadline, your allocations will remain the same and no transfers will occur. If an Indexed Account in which you are invested is no longer offered or available to you under your Contract and we do not receive a transfer request, any amount in that Indexed Account will be transferred to the 1-year 100% Buffer Indexed Account tied to the same Index as your previous allocation. If the 1-year 100% Buffer Indexed Account tied to the same Index as your previous allocation is not available, we will transfer your Indexed Account Value to the Fixed Account. For example, assume you are allocated to the S&P 500 6-year Point to Point with 30% Buffer Indexed Account and we do not receive a transfer request by the Transfer Notice Deadline. Because the 6-year Interest Term is only available at the time of purchase, this Indexed Account is no longer available for your Contract. We will transfer your Indexed Account Value to the S&P 500 1-year Point to Point with 100% Buffer. If the S&P 500 1-year Point to Point with 100% Buffer is not available, we will transfer your Indexed Account Value to the Fixed Account.

For more information, see “Principal Risks of Investment in the Contract” and “Transfers” in the statutory prospectus.
What are the Risks Associated with the Investment Options?	Investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the Contract (e.g., the Indexed Accounts). Each investment option (including the Fixed Account) has its own unique risks. You should review the available investment options before making an investment decision.

All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices. This reduces the Index Return and will cause the Index to underperform a direct investment in the securities composing the Index.

The upside potential feature of the applicable Crediting Methods will limit positive Index Returns (e.g., limited upside). This may result in you earning less than the Index Return. For example:

The Cap represents the maximum positive Adjusted Index Return for a given Interest Term and limits the amount of positive Indexed Interest that we may be obligated to credit for any Interest Term. If the Cap is 8%, the Participation Rate is 100% and the Index Return is 15%, we would credit Indexed Interest at the Adjusted Index Return of 8% (the Index Return up to the Cap) at the end of the Interest Term.

The Participation Rate represents a percentage that can be applied to the Index Return for an Interest Term. If the Participation Rate is 100% with no Cap and the Index Return is 5%, we would multiply the Index Return of 5% by 100%. As a result, we would credit Indexed Interest to your Base Value at the Adjusted Index Return of 5% (100% of the Index Return) at the end of the Interest Term.

If the Index Return is 0% or greater, the Adjusted Index Return equals the Trigger Rate. If the Trigger Rate is 5% and the Index Return is 10%, the Adjusted Index Return equals the 5% Trigger Rate.

If the Index Return is positive, zero, or negative within the Buffer, the Adjusted Index Return equals the Dual Trigger Rate. If the Dual Trigger Rate is 4% and the Index Return is 10% (a positive Index Return), the Adjusted Index Return equals the 4% Dual Trigger Rate. Similarly, if the Index Return is -3% (negative within the Buffer), the Adjusted Index Return would equal the Dual Trigger Rate of 4%.

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The downside protection feature of the applicable Crediting Methods will limit negative Index Returns (e.g., limited protection in the case of market decline). For example:

The Buffer represents the amount of negative Index Return that you are protected from before you are credited with negative Indexed Interest. If the Buffer is 10% and the Index Return is -15% (negative Index Return that exceeds the Buffer), we would credit Indexed interest at the Adjusted Index Return of -5%.

The Buffer Plus Rate is added to any negative Index Return to determine the Adjusted Index Return. If the Buffer Plus Rate is 20% and the Index Return is -15% (negative within the Buffer Plus Rate), we would credit Indexed Interest at the Adjusted Index Return of 5%. The Buffer Plus Rate is also the Adjusted Index Return if the Index Return is zero or positive below the Buffer Plus Rate. When the positive Index Return is higher than the Buffer Plus Rate, any positive Index Return in excess of the Buffer Plus Rate is multiplied by the Participation Rate, and then that result is added to the Buffer Plus Rate (subject to the Cap, if applicable) to determine the Adjusted Index Return.

For more information, see “Principal Risks of Investing in the Contract,” “Investment Options,” and “Additional Information on the Indexed Accounts” in the statutory prospectus.
What are the Risks Related to the Insurance Company?	Investment in the Contract is subject to the risks related to Symetra Life Insurance Company. Any obligations (including obligations related to the Symetra Fixed Account and Indexed Accounts), guarantees, and benefits provided for under the Contract are subject to our financial strength and claims-paying ability. More information about us, including our financial strength ratings, is available upon request by calling 1-800-796-3872, or visiting us at investors.symetra.com.
For more information, see “Principal Risks of Investing in the Contract” in the statutory prospectus.

RESTRICTIONS
Are there Restrictions on the Investment Options?	Yes. You may allocate amounts under the Contract to one or more of the Indexed Accounts available to you. Certain Indexed Accounts are only available at the time of purchase or at the end of certain Contract Years.

We reserve the right to add, combine, restrict or remove any Indexed Account available as an investment option under your Contract.

We may also add or remove an Index or Crediting Method during the time that you own the Contract. There is no guarantee that any particular Indexed Account, Index, or Crediting Method will be available during the entire time that you own your Contract. We may replace an Index at any time during an Interest Term.

Transfers may only be made at the end of each Interest Term or, if the Return Lock feature has been exercised, at the end of the current or any subsequent Interest Term Year.

The amount of Contract Value allocated to an Indexed Account at the beginning of an Interest Term must be at least $2,000.

If any transfer or Indexed Account Charge reduces an Indexed Account Value to less than $2,000, the entire amount remaining in that Indexed Account will be automatically transferred to the Fixed Account.

You may exercise either a full or partial Return Lock during an Interest Term for each Indexed Account. Return Locks for the full Indexed Account Value can only be made once per Interest Term per Indexed Account. Partial Return Locks may be exercised four times per Interest Term Year per Indexed Account until the full Index Account Value is subject to Return Lock. Once you exercise the Return Lock feature, it may not be revoked.

The Contract is a single premium annuity contract. Additional Purchase Payments will not be accepted.

We may change the Caps, Participation Rates, Trigger Rates, and Dual Triggers Rates from one Interest Term to the next, subject to the guaranteed minimum rates for each upside potential feature.

Not all Indexed Accounts may be currently available in all states. Also, your selling firm may not recommend the selection of certain Indexed Accounts or other features available under the Contract based on criteria established by the selling firm. You should speak with your financial professional for details about the Indexed Accounts and features available to you.
For more information, see the sections titled “Principal Risks of Investing in the Contract,” “Purchase,” “Investment Options,” “Additional Information on the Indexed Accounts,” “Transfers,” “State Variations,” and “Financial Intermediaries” in the statutory prospectus.

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Are there any Restrictions on Contract Benefits?
Yes. Except as provided otherwise, Contract benefits may be modified or terminated by the Company.

All withdrawals will reduce the death benefit, perhaps significantly, and the reduction may be more than the amount of the withdrawal.

You may exercise either a full or partial Return Lock during an Interest Term for each Indexed Account. Return Locks for the full Indexed Account Value can only be made once per Interest Term per Indexed Account. Partial Return Locks may be exercised four times per Interest Term Year per Indexed Account until the full Indexed Account Value is subject to Return Lock. Once you exercise the Return Lock feature, whether for the entire Indexed Account Value or a portion of the Indexed Account Value, it may not be revoked.

For more information see “Principal Risks of Investing in the Contract,” "Return Lock,” and “Access to Your Money During the Accumulation Phase” in the statutory prospectus.

TAXES
What are the Contract’s Tax Implications?	You should consult a competent tax professional about your individual circumstances to determine the tax implications of an investment in and Purchase Payment received under the Contract. There is no additional tax benefit if you purchased the Contract through a tax-qualified vehicle including but not limited to an individual retirement account (IRA). Access to amounts held in a qualified Contract may be restricted or prohibited.

All distributions other than death benefits, including surrenders and withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.

For more information, see “Taxes” in the statutory prospectus.

CONFLICTS OF INTEREST
How are Investment Professionals Compensated?	Some investment professionals may receive compensation for selling the Contract to investors. Investment professionals who solicited sales of the Contracts receive a portion of the commission payable to the broker-dealer firm, depending on the agreement between the broker-dealer and the investment professional. We pay commissions as a percentage of the Purchase Payment invested in the Contract.

These investment professionals may receive different compensation for selling different investment products and may have a financial incentive to offer or recommend the Contract over another investment.

For more information, see “Distribution” in the statutory prospectus.
Should I Exchange My Contract?	An investment professional may have a financial incentive to offer you a new contract in the place of a contract you already own.

You should only exchange your contract for a new one if you determine, after comparing the features fees and risks of both contracts, and any fees or penalties to terminate the existing contract, that it is preferable for you to purchase the new contract rather than continue to own the existing contract.

For more information, see “Distribution” in the statutory prospectus.

BENEFITS AVAILABLE UNDER THE CONTRACT

The following table summarizes the information about the benefits available under the Contract. Certain Contract features and benefits described in this Prospectus may vary or may not be available depending on the selling firm through which you purchase your Contract. See Appendix D: Financial Intermediary Variations in the statutory prospectus for more information.

Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Basic Death Benefit	To provide your Beneficiary with a payment upon your death.	Standard	None	•Only available during the Accumulation Phase •The Contract Value component may reflect Interim Value(s) •Withdrawals will reduce the death benefit, perhaps significantly •State variations may apply

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Return Lock	Permits you to lock in the Interim Value of an Indexed Account prior to the end of an Interest Term	Standard	None
•Only available during the Accumulation Phase

•For full Return Locks, may only be exercised once during an Interest Term

•For partial Return Locks, may only be exercised four times per Interest Term Year or until entire Indexed Account Value is locked in

•Exercise of the feature is irrevocable

•Locked in amount will be the Interim Value calculated at the end of the Business Day after the Business Day your request is received

•You will not know the Interim Value to be locked in prior to exercising the feature

•Locked in amount will not be credited with Indexed Interest at the end of the Interest Term

•Withdrawals (including applicable surrender charges, MVAs, taxes, and tax penalties) will reduce the locked in amount dollar-for-dollar

Hospital and Nursing Home Waiver	Waives the surrender charge and MVA on withdrawals while you are confined in an eligible facility	Standard	None
•Only available during the Accumulation Phase

•Must be confined in an eligible facility

•Period of confinement must be at least 30 consecutive days

•Satisfactory proof of confinement must be provided

•If confinement existed on the Contract Date, you may not rely on this waiver until after the first Contract Year

•Withdrawals under the rider may be based on Interim Value(s), and may be subject to taxes, and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

•State variations may apply

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Terminal Illness Waiver	Waives surrender charges and MVA on withdrawals while you are terminally ill	Standard	None
•Only available during the Accumulation Phase and after the first Contract Year

•Satisfactory proof of terminal illness must be received

•Terminal illness must be diagnosed after Contract Date

•Withdrawals under the rider may be based on Interim Value(s), and may be subject to taxes, and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

•State variations may apply

Repetitive Withdrawals	Permits automatic withdrawal of payments from the Contract Value on a monthly, quarterly, semi-annual, or annual basis	Standard	None
•Only available during the Accumulation Phase

•Minimum withdrawal amount is $500

•Withdrawals may be based on Interim Value(s), and may be subject to surrender charges, MVAs, taxes and tax penalties

•Withdrawals will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

Free Withdrawal Amount	Permits withdrawal of a specific amount of the Contract Value each Interest Term Year during the first 6 Contract Years without incurring a surrender charge or MVA	Standard	None
•Only available during the Accumulation Phase

•Withdrawals of the Free Withdrawal Amount may be based on Interim Value(s), and may be subject to taxes and tax penalties

•Withdrawals of the Free Withdrawal Amounts will reduce the Contract Value and death benefit, perhaps significantly, and the reduction may be greater than the amount withdrawn

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Name of Benefit	Purpose	Standard or Optional	Maximum Fee	Descriptions of Restrictions or Limitations
Indexed Accounts with Indexed Account Charge	Indexed Accounts with an Indexed Account Charge offer higher Caps or Participation Rates than similar Indexed Accounts without a charge	Optional	6% (as a percentage of the Indexed Account Base Value)
•The Indexed Account Charge will decrease your Contract earnings

•All or a portion of the charge is deducted if you make a full or partial withdrawal from an Indexed Account during an Interest Term, or exercise the Return Lock

Rebalancing	Permits automatic rebalancing of allocation percentages among the Indexed Accounts and Fixed Account at the end of each Interest Term	Optional	None
•Only available during the Accumulation Phase

•All investment allocations must have the same Interest Term length

•Terminates (but may be re-elected) if an Indexed Account to which Contract Value would be allocated is no longer available

•Terminates (but may be re-elected) if investment allocation options no longer have same Interest Term length

•Terminates (and cannot be re-elected) if you instruct us to stop

•Terminates (and cannot be re-elected) if you change allocations after the Contract Date and do not provide us with updated rebalancing instructions

BUYING THE CONTRACT

If you are younger than age 81, you may purchase the Contract by completing an application and submitting a minimum Purchase Payment of $25,000. Only one Purchase Payment is allowed under the Contract. For IRAs and Roth IRAs, because the minimum Purchase Payment we accept exceeds the annual contribution limits for IRAs and Roth IRAs, your initial Purchase Payment must include a rollover contribution. We will not accept, without our prior approval, any Purchase Payment in excess of $1 million.

Purchase Payments should be made payable to Symetra Life Insurance Company and submitted to our Home Office. Purchase Payments must be made in U.S. dollars and must be made in a form acceptable to us. You may choose to make Purchase Payments:

•By personal check;
•By Electronic Funds Transfer (“EFT”); or
•By wire transfer.

We will not accept Purchase Payments made in the following forms:

•Cash;
•Credit cards; and
•Money orders or travelers checks.

We will not deem correspondence, including transactional inquiries including applications and Purchase Payments, to be received by us until picked up at our Home Office address.

We reserve the right not to accept third-party checks. In some circumstances and at our discretion, we may accept third-party checks that are from a rollover or transfer from other financial institutions.

We reserve the right to refuse any Purchase Payment that exceeds $1 million and any Purchase Payment that exceeds $1 million when aggregated with previous Purchase Payments made to other Contracts. Further, we reserve the right to refuse any Purchase Payment that does not meet our minimum Purchase Payment requirements, is not in good order, or is otherwise

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contrary to law for Symetra Life to accept. In addition, we reserve the right to refuse any application. If we refuse your application, we will return your Purchase Payment to you.

ALLOCATING YOUR PURCHASE PAYMENT
You tell us how to apply your Purchase Payment by specifying in the Contract application your desired allocation (by percentage) among the Fixed Account and the available Indexed Accounts. Following the Contract Date, your Purchase Payment will be allocated according to your instructions on the Allocation Date. Allocations occur on the 7th, 14th, 21st or 28th calendar day of each month. If this day is not a Business Day, allocation will occur on the next Business Day. The Allocation Date and Contract Date cannot be the same date. Beginning on the Contract Date, your Purchase Payment, less any applicable taxes, will be allocated to the Fixed Holding Account for a minimum of 7 calendar days. After the 7 calendar days, your Purchase Payment will be allocated on the next Allocation Date.

Fixed Holding Account. On your Contract Date, we will allocate your Purchase Payment, less any applicable taxes, to the Fixed Holding Account. Your Purchase Payment (and all interest credited to your Contract Value) will remain in the Fixed Holding Account for a minimum of 7 calendar days. On the Allocation Date following this 7 calendar day period, your Purchase Payment will be allocated according to the allocation instructions in your Contract application.
We credit compound interest on amounts allocated to the Fixed Holding Account at rates declared by us. The Fixed Holding Account interest rate will never be less than 1%. You assume the risk that we will not declare an interest rate higher than 1%.

Example 1: Assume that your Contract Date is the 1st calendar day of a month. You have told us that you want your entire Purchase Payment to be allocated to the S&P 500® Indexed Account with Point to Point with Buffer of 10% and a 1-year Interest Term. Your Purchase Payment will be allocated to the Fixed Holding Account and it will earn interest until the 14th calendar day of the same month (or the next Business Day, if the 14th is not a Business Day). Because Purchase Payments must be held in the Fixed Holding Account for a minimum of 7 calendar days, the next available Allocation Date will be the 14th,at which time we will allocate your Purchase Payment, plus any interest earned, to the S&P 500® Indexed Account you have selected.

Example 2: Assume that your Contract Date is the 21st calendar day of a month. You have told us that you want your entire Purchase Payment to be allocated to the S&P 500® Indexed Account with Point to Point with Buffer of 10% and a 1-year Interest Term. Although the 21st calendar day of a month is a potential Allocation Date, the Allocation Date and the Contract Date cannot be the same date. In addition, although the 28th calendar day of a month is a potential Allocation Date, the Purchase Payment must be held in the Fixed Holding Account for a minimum of 7 calendar days. Therefore, we will allocate your Purchase Payment to the Fixed Holding Account and it will earn interest until the 7th calendar day of the following month (or the next Business Day, if the 7th is not a Business Day), at which time we will allocate your Purchase Payment, plus any interest earned, to the S&P 500® Indexed Account you have selected.

MAKING WITHDRAWALS: ACCESSING THE MONEY IN YOUR CONTRACT

TYPES OF WITHDRAWALS
The money under your Contract may be accessed in the following ways during the Accumulation Phase:

•by taking partial withdrawals (including repetitive withdrawals, a form of systematic partial withdrawals); and
•by taking a full withdrawal (i.e., surrendering your Contract).

Your Contract Value and Base Value will decline whenever you take partial withdrawals. If you take a partial withdrawal and, immediately after the withdrawal, your Contract Value would be less than $2,000, we will instead pay you the Cash Surrender Value and terminate your Contract. If you take a full withdrawal, we will pay you the Cash Surrender Value and terminate your Contract. You may not take withdrawals greater than your Cash Surrender Value.

Partial withdrawals and full withdrawals may be subject to surrender charges and an MVA. See the section titled “Surrender Charges” in the statutory prospectus. Repetitive withdrawals that are based on life expectancy are not subject to surrender charges or an MVA. In addition, eligible withdrawals under the hospital and nursing home waiver or the terminal illness waiver are not subject to surrender charges or an MVA.

All withdrawals are subject to any applicable taxes payable by us and not previously deducted. Withdrawals are not possible during the Income Phase.

PARTIAL WITHDRAWALS
During the Accumulation Phase, you can make partial withdrawals from your Contract Value at any time by sending a signed request to our Home Office. The withdrawal request must be accompanied with all the information we need to process it. Partial withdrawals must be at least $500. If your Contract Value is less than $500, you may only surrender the Contract for the Cash Surrender Value.

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As part of your withdrawal request, you may specify how you would like your partial withdrawal taken by indicating any combination of Indexed Accounts and the Fixed Account to take the withdrawal. You may also indicate whether you would like your withdrawal to be taken from Indexed Account Value that is subject to a Return Lock. If you do not provide us with instructions, partial withdrawals will be taken proportionately from the Fixed Account and Indexed Accounts based on the allocation percentage for your Contract Value. This will include any portion of your Indexed Account Value that is subject to a Return Lock.

You may also indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Interest Term. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non- Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.

Partial withdrawals taken from an Indexed Account may negatively impact (perhaps significantly) your Indexed Account Value for the remainder of the Interest Term. See the sections titled “Impact of Withdrawals from Indexed Accounts”, “Interim Value” and "Return Lock" in the statutory prospectus for more information.

FULL WITHDRAWALS
You can take a full withdrawal (i.e., surrender your Contract for its Cash Surrender Value) at any time during the Accumulation Phase by sending a signed request to our Home Office in good order. A surrender request will be in good order if it contains all the information necessary to process the transaction. All benefits under the Contract will be terminated as of the Business Day that we receive your surrender request. The Cash Surrender Value will be as of the Business Day that we process the transaction. We will pay you the Cash Surrender Value within seven calendar days thereof.

As part of your withdrawal request, you may indicate the Business Day on which you would like to take the withdrawal, including if you would like to take the withdrawal at the end of the current Interest Term. If you indicate the Business Day on which your withdrawal should be taken, we must receive your withdrawal request in good order no later than the close of the Business Day on which you wish to take the withdrawal. If you do not indicate the Business Day on which to take the withdrawal, your withdrawal will be taken on the Business Day that we receive your request. If we receive your request in good order on a non- Business Day or after the close of a Business Day, it will be deemed to be received on the next Business Day.

REPETITIVE WITHDRAWALS (A FORM OF SYSTEMATIC PARTIAL WITHDRAWALS)
Repetitive withdrawals allow you to automatically withdraw payments of a pre-determined dollar amount or a fixed percentage of Contract Value on a monthly, quarterly, semi-annual or annual basis. The minimum amount for each repetitive withdrawal is $500. You may request repetitive withdrawals by completing the appropriate form and sending it to our Home Office. Repetitive withdrawals may be used to avoid tax penalties for premature withdrawals or to satisfy minimum distribution requirements of qualified Contracts. To do this they must be set up as a series of substantially equal withdrawals made at least annually and based on:

•your life expectancy; or
•the joint life expectancy of you and your Beneficiary.

Repetitive withdrawals based on life expectancy are intended to deplete your Contract Value over the life expectancy through withdrawals that are substantially equal (as outlined in IRS guidance). To begin repetitive withdrawals based on life expectancy, you must verify your age in order for us to calculate the monthly, quarterly, semi-annual or annual withdrawal amount. We calculate the amount of a repetitive withdrawal based on life expectancy by dividing the Contract Value by the life expectancy of the Owner as determined by using the IRS single-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table. If repetitive withdrawals are based on joint-life life expectancy, we divide the Contract Value by the joint- life expectancy of the Owner and the Beneficiary by using the IRS joint-life life expectancy table or for IRA required minimum distributions, the appropriate IRS table.

Example: Assume that the Contract Value is equal to $100,000 and the Owner requests repetitive withdrawals based on life expectancy and is age 55. Based on the IRS single-life table, the life expectancy of an Owner age 55 is 31.6 years. The first repetitive withdrawal amount is equal to $100,000 divided by 31.6 which equals an annual payment of $3,164.55.

Assume that in one year, when the Owner is age 56, the Contract Value is equal to $101,453. The life expectancy of the Owner is 30.6 years. The repetitive withdrawal amount is equal to $101,453 divided by 30.6 which equals an annual payment of $3,315.45.

Repetitive withdrawals that are based on life expectancy may allow you to avoid the early withdrawal tax penalty of 10% that you would otherwise pay for taking withdrawals prior to age 59½. If you take additional withdrawals or otherwise modify or stop these repetitive withdrawals, a surrender charge and MVA may apply and there may be tax consequences and penalties. You should talk to your tax professional for more information on taking repetitive withdrawals to avoid the 10% tax penalty. If you make

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repetitive withdrawals that are not based on life expectancy, the same restrictions, income taxes, and tax penalties that apply to random withdrawals may also apply to repetitive withdrawals. Repetitive withdrawals that are not based on life expectancy are subject to surrender charges and MVAs.

If you receive a repetitive withdrawal prior to the end of an Interest Term, like any other partial withdrawal prior to the end of an Interest Term, the repetitive withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. Reductions to your Base Value will negatively impact your Indexed Account Value for the remainder of the Interest Term and may result in a lower amount of Indexed Interest being credited, if any, at the end of the Interest Term. It is possible to elect repetitive withdrawals that coincide with the ends of your Interest Terms so that such withdrawals do not negatively impact your Base Values. In addition, while repetitive withdrawals based on life expectancy are not subject to surrender charges or MVAs, repetitive withdrawals that are not based on life expectancy may be subject to surrender charges and MVAs. You should carefully consider how taking repetitive withdrawals can negatively impact your investment in the Contract.

You should consult your tax and financial advisors prior to taking, modifying, or stopping repetitive withdrawals.

IMPACT OF WITHDRAWALS FROM INDEXED ACCOUNTS
Under the Contract, you are permitted to take full or partial withdrawals at any time during the Accumulation Phase. Withdrawals may be subject to surrender charges, MVAs, any applicable Indexed Account Charges, and any applicable taxes payable by us and not previously deducted.

In addition, if you withdraw Contract Value allocated to an Indexed Account, the withdrawal will cause a reduction (perhaps significant reduction) to your Base Value. If a withdrawal is taken from an Indexed Account during an Indexed Account Term, your Base Value will be immediately reduced in a proportion equal to the reduction in your Indexed Account Value, which will be your Interim Value. You should fully understand how a withdrawal from an Indexed Account reduces your Base Value because reductions in your Base Value always result in reductions (perhaps significant reductions) to your Indexed Account Value for the remainder of the Interest Term. See “Interim Value” under “Charges and Adjustments” in the statutory prospectus for more information.

Reductions to your Base Value will negatively impact your Indexed Account Value in three ways.

•First, a reduction in your Base Value may cause your Indexed Account Values for the remainder of the Interest Term to be lower than if you did not take the withdrawal.
•Second, at the end of the Interest Term, assuming that you do not exercise the Return Lock feature on the full amount of the Indexed Account Value, any positive Indexed Interest credited to you will be lower than if you did not take the withdrawal. This is because the Adjusted Index Return is applied to your Base Value in order to calculate your Indexed Interest, and a withdrawal reduces your Base Value.
•Third, while you may still exercise the Return Lock feature after taking a withdrawal, because your Indexed Account Values for the remainder of the Interest Term will likely be lower than if you did not take the withdrawal as explained above, the Indexed Account Values that you are able to lock-in with the Return Lock feature will likely be lower than the Indexed Account Values that would have been possible had you not taken the withdrawal.

Table of Contents Statutory Prospectus
18                     Defined Terms

ADDITIONAL INFORMATION ABOUT FEES

The following tables describe the fees, expenses and adjustments you will pay when buying, owning and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your Contract data page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, or surrender or make withdrawals from an investment option or from the Contract. State premium taxes may also be deducted.

TRANSACTION EXPENSES	MAXIMUM AMOUNT DEDUCTED	CURRENT AMOUNT DEDUCTED
SURRENDER CHARGE (1) (As a percentage of the amount withdrawn)	8%	Year 1 ........................... 8%
Year 2 ........................... 8%
Year 3 ...........................   7%
Year 4 ...........................   6%
Year 5 ...........................   5%
Year 6 ...........................   4%
Year 7+.......................... 0%
(1) Surrender charges apply to withdrawals and surrenders in excess of the Free Withdrawal Amount. Surrender charges may be waived if you are eligible to exercise the Nursing Home and Terminal Illness Waiver.

The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from an investment option or from the Contract before the expiration of a specified period.

ADJUSTMENTS
Maximum Potential Loss Due to the Interim Value calculation (as a percentage of Contract Value at the start of an Interest Term or amount withdrawn, as applicable) (1)	100%
Maximum Potential Loss Due to the Market Value Adjustment (as a percentage of Contract Value at the start of an Interest Term or amount withdrawn, as applicable) (2)	100%
(1) Account value adjusts daily, known as the Interim Value. The Interim Value represents the daily value of the underlying hypothetical investments associated with your selected Indexed Account(s). Except for the first and last Business Day of an Interest Term, your Indexed Account Value is largely based on your Interim Value and is the amount available for withdrawals, surrenders, annuitization and death benefits. The Interim Value will also be used if you exercise the Return Lock feature. The maximum loss would only occur if there is a total surrender of the Indexed Account Value during the Interest Term at a time when the Index Value has declined to zero.

(2) MVAs may apply to withdrawals that exceed the Free Withdrawal Amount in a given Interest Term Year during the MVA Term. The maximum loss of the withdrawal amount in excess of the Free Withdrawal Amount would only occur under extreme circumstances. Certain withdrawals are not subject to an MVA. See “Market Value Adjustment” for more information.

The next table described the fees and expenses that you will pay each year during the time that you own the Contract. If you choose to purchase an optional benefit, you will pay additional charges, as shown below.

ANNUAL CONTRACT EXPENSES	MAXIMUM GUARANTEED CHARGE
Indexed Account Charge (1)
1-Year Interest Term	1%
6-Year Interest Term (1% charge each year for the 6-year Interest Term)	6%
(1) The Indexed Account Charge is only applicable to certain Indexed Accounts. See “Investment Options” for a listing of Indexed Accounts with the Indexed Account Charge.

In addition to the fees described above, we limit the amount you can earn on certain of the Indexed Account options. This means your returns may be lower than the Index's returns. In return for accepting this limit on Index gains, you will receive some protection from Index losses.

Table of Contents Statutory Prospectus
19                     Defined Terms

APPENDIX: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

The following is a list of Indexed Accounts currently available under the Contract. Certain Investment Options may vary or may not be available depending on the selling firm through which you purchase your Contract. See Appendix D: Financial Intermediary Variations in the statutory prospectus for more information.

We may change the features of the Indexed Account listed below (including the Index and the current limits on the Index gains and losses), offer new Indexed Accounts, and terminate existing Indexed Accounts. We will provide you with written notice before making any changes other than changes to current limits on Index gains. More information about current limits on Index gains is available at www.symetra.com/ratescaps.

Note: If amounts are removed from an Indexed Account before the end of its Interest Term, we will apply an Interim Value calculation. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you held the option until the end of the Interest Term. See “Crediting Methods” and “Interim Value” under “Charges and Adjustments” in the statutory prospectus for more information.

1-YEAR INDEXED ACCOUNTS - AVAILABLE AT PURCHASE AND AT ALLOCATION DATE FOR ALL CONTRACT YEARS
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer and Trigger Rate	15% Buffer	•1% Trigger Rate
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	15% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	1-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	30% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

1-YEAR INDEXED ACCOUNTS - AVAILABLE AT PURCHASE AND AT ALLOCATION DATE FOR ALL CONTRACT YEARS
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
S&P 500	Market Index	1-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	15% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer and Trigger Rate	10% Buffer	•1% Trigger Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer and Trigger Rate	15% Buffer	•1% Trigger Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer and Dual Trigger Rate	10% Buffer	•1% Dual Trigger Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	1-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	20% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

6-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT PURCHASE
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

6-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT PURCHASE
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Russell 2000	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	100% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	1% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	1% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	10% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	20% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer with Charge, Cap and Participation Rate	30% Buffer with Charge	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer Plus, Cap and Participation Rate	10% Buffer Plus	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer Plus, Cap and Participation Rate	20% Buffer Plus	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	6-Year	Point to Point with Buffer Plus, Cap and Participation Rate	30% Buffer Plus	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

5-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 2
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

5-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 2
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	5-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

4-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 3
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

4-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 3
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
S&P 500	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	4-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

3-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 4
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	3-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

2-YEAR INDEXED ACCOUNTS - ONLY AVAILABLE AT ALLOCATION DATE IN CONTRACT YEAR 5
Index (1)	Type of Index	Interest Term	Crediting Method	Current Limit on Index Loss (if held until the end of the Interest Term)	Minimum Limit on Index Gain (for the life of the Indexed Account)
Nasdaq 100	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	10% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Russell 2000	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
Nasdaq 100	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	20% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	30% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate
S&P 500	Market Index	2-Year	Point to Point with Buffer, Cap and Participation Rate	100% Buffer	•2% Cap during Surrender Charge Period and 1% thereafter •100% Participation Rate

(1)     All of the Indices we currently offer are price return indices which do not reflect dividends or distributions paid on the components of the Indices.

We do not guarantee that the Contract will always offer Indexed Accounts that limit Index losses, which would mean risk of loss of the entire amount invested.

We set the Caps, Participation Rate, Trigger Rate and Dual Trigger Rate at our discretion; however, they will never be less than the lowest limits on the Index gains. The Cap will never be less than 2% during the Surrender Charge Period or 1% thereafter. The Participation Rate will never be less than 100% and the Trigger and Dual Trigger Rate will never be less than 1%.

The following lists the fixed option currently available under the Contract. We may change the features of the fixed option listed below, offer new fixed options, and terminate existing fixed options. We will provide you with written notice before doing so.
See the section titled “Fixed Account” in the statutory prospectus for more information.

Name	Interest Term	Minimum Guaranteed Interest Rate
Fixed Account	1-year	1%

SUMMARY PROSPECTUS BACK COVER
This Summary Prospectus incorporates by reference the prospectus for the Contract and the Statement of Additional Information (“SAI”), both dated June 24, 2026 as amended or supplemented. The SAI may be obtained, free of charge, in the same manner as the statutory prospectus.

EDGAR Contract Identifier: C000274844